Exhibit 99.1

Edward Hightower

Hello, everyone. My name is Edward Hightower, and I'm the president of Lordstown Motors. Lordstown Motors is an electric vehicle manufacturer focused on the Commercial Fleet segment. Everything we do is with workers in mind. Our mission is to drive EV adoption through products, production and partnerships.

Today, I want to talk to you a little bit about who Lordstown Motors is. Our first product, the Endurance, a full-size pick up. The capabilities of our organization, along with what we see as trends in the commercial fleet market. So a little bit about us, Lordstown Motors. We've transformed our team and our culture to bring the Endurance, our first product, to market in the third quarter of 2022. That's part of our mission to accelerate the transition towards electric vehicles. Since 2021, Lordstown Motors has taken transformative steps to build the team, the strategy, the culture and our capabilities to succeed in the commercial fleet battery electric vehicle market. We're very excited about our planned partnership with Foxconn because it will support the EV ambitions of both companies. It will create synergies in vehicle development sourcing and manufacturing. From a manufacturing standpoint, Foxconn's acquisition of the Lordstown, Ohio plant will give the company an EV contract manufacturing footprint in North America. In addition, it will allow Lordstown Motors to evolve from a high-asset OEM to an asset-light manufacturer focused on technology, innovation and product development. Speaking of product development, our planned partnership with Foxconn will enable us to develop new products off of the MIH “Mobility in Harmony” platform.

This platform, sharing it with our partners and other OEMs, will allow smaller OEMs like us to gain scale through the shared components, shared vehicle architecture and shared engineering. Speaking of sharing, partnering with Foxconn and their global network of suppliers, being one of the world's largest contract manufacturers of consumer electronics, we expect will give us benefits from lower bill of material costs and allow us to access new technologies that will be crucial to the connectivity features that our fleet and commercial customers will demand.

Our new senior leadership team at Lordstown Motors is in place, and we are building a company culture around three principles integrity, operating with transparency, and doing what we say; discipline, putting in the systems, processes and metrics to drive our business and meet our objective; and finally, collaboration, building great partnerships in order to succeed. Our mission is to accelerate EV adoption, and we have a clear strategy and clear focus on that mission.

Our immediate focus is to launch the Endurance pickup truck in the third quarter of 2022, we're an engineering technology company focused on the fundamentals of what it takes to build an all-electric truck specifically for work. Speaking of that truck, let's talk a little bit about our product, the Endurance, our full-size pickup truck, and our first product is a fleet first product with high durability, maneuverability, connectivity and a bespoke design for fleets to get the work done.

Speaking of durability, as a battery electric vehicle, we expect to have higher durability and a lower total cost of ownership. Our four in-wheel hub motors and our lower center of gravity will give us superior handling and superior maneuverability as well as a tighter turning radius. The design of our truck is bespoke and focused on customers that use their truck for work.

And finally, finally, we'll have fleet management systems, over-the-air update and connectivity features that will be demanded by our commercial fleet customers. The four in-wheel hub motors, in addition to generating 550 horsepower along with our lower center of gravity, will provide a unique point of differentiation versus other electric vehicle pickups on the market. And that will enter the market in the future. In the future, it will deliver superior handling, traction control, torque, and as I mentioned, a tighter turning radius. The design of the Endurance is a tailor-made tool for work. Our towing capacity is 8,000 pounds and we have a payload of 1200 pounds. In addition, we have 9.6 cubic feet of additional lockable storage in our front trunk or frunk to allow our work customers, our commercial fleet customers to put their tools or other products that they want to lock away and keep out of sight.

That lockable Frunk also has a 400 watt auxiliary power outlet. So we've talked about the hardware. Let's talk a little bit about the software. The Endurance will offer advanced fleet management solutions, cyber security features and connected vehicle features from a fleet management solutions perspective. Our Integrated Software, Telematics and Fleet Management Solutions will provide expansive vehicle operating data catalog to our customers. Cyber security will include controller zone, domain zone and vehicle zone protection, and our connectivity features will include important features such as GEOFENCE Alerts, State of charge info, event notifications, customized diagnostics, remote preconditioning of the battery, as well as video streaming. Let's talk a bit about the capabilities of the Lordstown organization, our proposed Joint Product Development Agreement, or JPDA with Foxconn, will bolster our ability to meet the BEV needs of our commercial fleet customers.

Lordstown, together with Foxconn, we through our proposed joint product development agreement, will have the capabilities to deliver EV programs for multiple OEMs from concept through launch from strategy, including planning and program management through design, engineering, sourcing and manufacturing and supporting all of those elements of the vehicle development process. Our organization focused on total enterprise, quality, finance and information technology. Our cross-functional organization can engineer and deliver both electric vehicle programs for multiple OEMs along with vehicle subsystems and components.

From a vehicle subsystems standpoint, we have capabilities in the areas of propulsion, chassis, thermal interior, exterior body safety, as well as information, infotainment and cybersecurity. Each of our vehicle programs will be supported by our cross-functional resources outside of engineering, including purchasing, design, finance, quality, marketing, and the voice of the customer. Our proposed joint product development agreement with Foxconn will allow us to share these resources and our expertise with other Foxconn resources in other parts of the world.

In addition, Lordstown, we aspire and seek to engineer and develop vehicle components and subsystems for the MIH platform for use by other OEMs. One example of that is the electric vehicle architecture. Lordstown, we have the capabilities to develop the electric architecture for OEM users of the MIH platform. Our proposed electrical architecture could be zonal with the domain controller through the vehicle platform system and include the integration of sensors and actuators.

Let's talk a little bit about the market trends. We anticipate opportunity for our commercial fleet customers in developing software defined vehicles, along with opportunities for suppliers to localize near the Lordstown plant. As we discussed in the earlier session. Lordstown expects continued growth in the battery electric vehicle, commercial fleet pickup and van segments, creating opportunities for MIH and the Endurance platforms.

Along with the vehicles, we see growth and connectivity demands from our customers and creating additional opportunities for software defined vehicles. In addition to the ADAS and over the air update features which we plan to offer the Endurance, we plan to be part of the migration of the industry towards software defined vehicles using 5G connectivity and the sharing of data between the vehicle and the off vehicle infrastructure.

This will enable us to deliver more features, more connectivity and important functionality through the software system that is desired and needed by our customers for their work and for their businesses. In addition to the software defined vehicle, we see additional opportunities in ADAS and Autonomy features. Now, level one in level to ADAS as defined by SAE is expected in the Light Commercial Vehicle segment. However, we see opportunities for MIH suppliers, for light commercial vehicles to extend those offerings into level three and level four as level three and level four, autonomy is expected to grow 17% and 50% respectively. Led by offerings from Tesla, Renault, Nissan, Mitsubishi and GM. Finally, both Foxconn and Lordstown Motors, we support supply chain localization in Ohio and in the region.

In addition to job creation, localization can create cost reduction opportunities due to lower logistics costs lower tariff costs and reduced supply chain risks. So we see opportunities for vehicle component and subsystem suppliers in all major vehicles subsystems areas, including propulsion, battery and motors, chassis, thermal, interior, safety, exterior body, electrical and electronics and infotainment. So thank you again for your attention and I look forward to hearing your questions.